UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 14, 2013

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania	17703-0967
(Address of principal executive offices)	(Zip Code)

(570) 322-1111

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01              Other Events.

On March 14, 2013, Penns Woods Bancorp, Inc., a Pennsylvania corporation, announced that its board of directors has declared a special cash dividend of $0.25 per share of common stock.  The special cash dividend is payable April 9, 2013 to shareholders of record on March 26, 2013.  A copy of the press release relating to the special cash dividend is attached hereto as Exhibit 99.1.

Important Additional Information.

Penns Woods has filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding its proposed transaction with Luzerne National Bank Corp.  The proxy materials will set forth complete details of the Merger. Penns Woods and Luzerne shareholders and investors are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Penns Woods and Luzerne and the proposed transaction.

When available, copies of this joint proxy statement/prospectus will be mailed to shareholders. Copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to Penns Woods Bancorp, Inc., Attention — Richard A. Grafmyre, President & CEO, 300 Market Street, Williamsport, Pennsylvania 17701 or on its website at www.jssb.com, or to Luzerne National Bank Corporation, Attention — Robert C. Snyder, President & CEO, 118 Main Street, Luzerne, Pennsylvania 18709. Copies of other documents filed by Penns Woods with the SEC may also be obtained free of charge at the SEC’s website or by directing a request to Penns Woods at the address provided above.  Penns Woods and Luzerne and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Penns Woods and Luzerne in connection with the proposed merger. Information about the directors and executive officers of Penns Woods is set forth in the proxy statement, dated March 21, 2012, for Penns Woods’ 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus included in the Form S-4 when it becomes available.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                        Press release, dated March 14, 2013, of Penns Woods Bancorp, Inc. announcing declaration of special cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: March 14, 2013

	By:	/s/ Brian L. Knepp
Brian L. Knepp
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 14, 2013, of Penns Woods Bancorp, Inc. announcing declaration of special cash dividend.